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                                                                      EXHIBIT 24

                               POWERS OF ATTORNEY

                    For Registration Statement of Form S-8
                     for 1997 Employee Stock Purchase Plan

     The undersigned, each of whom is a director of American Dental Partners, Inc., a Delaware corporation (the "Company"), hereby constitutes and appoints Gregory A. Serrao and Ronald M. Levenson, and each of them (with full power to each of them to act alone), as his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place, and stead, in his capacity as director of the Company, to execute any and all of the Company's Registration Statements on Form S-8, and any and all amendments thereto (including post-effective amendments), to register under the Securities Act of 1933, as amended (the "Securities Act"), any shares of common stock, par value $0.01, of the Company for sale under, and pursuant to, any and all of the Company's current or hereafter adopted or approved stock option plans or other "employee benefit plans" (as such term is defined under Rule 405 promulgated under the Securities Act), as such plans are currently amended or shall hereafter be amended, including without limitation the Amended and Restated 1996 Stock Option Plan, the 1996 Time Accelerated Restricted Stock Option Plan, the Amended and Restated 1996 Directors Stock Option Plan, and the 1997 Employee Stock Purchase Plan, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or either of them, or their substitutes, may lawfully do or cause to be done by virtue hereof.


/s/ Dr. Gregory T. Swenson                    April 20, 1998
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Dr. Gregory T. Swenson                        Date


/s/ Martin J. Mannion                         April 20, 1998
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Martin J. Mannion                             Date


/s/ James T. Kelly                            April 20, 1998
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James T. Kelly                                Date


/s/ Derril W. Reeves                          April 20, 1998
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Derril W. Reeves                              Date